UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2009

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

 (Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On November 13, 2009, the 134th District Court of Dallas County, Texas granted approval of the Second Stipulation and Order Setting and Regarding an Annual Meeting of Stockholders (the “Stipulation”) for CLST Holdings, Inc. (the “Company”).  The Stipulation provides that the Company must hold its annual stockholders’ meeting on December 15, 2009 (“Annual Meeting”), and that the record date for the Annual Meeting must be set as October 30, 2009.  In accordance with the Stipulation, the Company will hold its Annual Meeting on December 15, 2009 and the record date for the Annual Meeting is October 30, 2009.  The Stipulation is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Second Stipulation and Order Setting and Regarding an Annual Meeting of Stockholders for CLST Holdings, Inc. dated November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: November 13, 2009	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President, Chief Executive Officer,
Chief Financial Officer and Treasurer